TAMARACK FUNDSTM

Tamarack Prime Money Market Fund

Tamarack U.S. Government Money Market Fund

Tamarack Tax-Free Money Market Fund

Tamarack Institutional Prime Money Market Fund

Tamarack Institutional Tax-Free Money Market Fund

(the “Money Market Funds”)

Supplement dated July 21, 2008 to the

Money Market Funds Prospectus dated January 28, 2008, as revised on May 1, 2008 and

Tamarack Funds Trust Statement of Additional Information dated January 28, 2008

Tamarack Institutional Prime Money Market Fund (the “Fund”)

The Board of Trustees voted by unanimous written consent, dated July 2, 2008, to approve changing the time the Fund performs its initial calculation of net asset value from 1:00 p.m. Eastern time to 3:30 p.m. Eastern time.

Effective July 21, 2008, the second heading under the “Shareholder Information” section in the Money Market Funds prospectus is deleted and replaced with the following:

How NAV is Calculated for the Prime, U.S. Government, Tax-Free, and Institutional Tax-free Money Market Funds

Effective July 21, 2008, the following heading and paragraphs are added to the “Shareholder Information” section in the Money Market Funds prospectus:

How NAV is Calculated for the Institutional Prime Money Market Fund

The Fund normally calculates its share prices twice daily, at 3:30 p.m. Eastern time and at the close of each business day, or 4:00 p.m. Eastern time, whichever is earlier, on days that the primary trading markets for the Fund’s portfolio instruments are open. The Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. The Fund seeks to maintain a stable NAV of $1.00 per share.

A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. A purchase that is received before 3:30 p.m. Eastern time would be priced at the NAV calculated at 3:30 p.m. and would be eligible to receive dividends declared on that day. A purchase order that is received after 3:30 p.m. Eastern time but prior to the close of the business day would be priced at the NAV calculated at the close of the business day and would be eligible to receive dividends declared on the next business day. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) or exchange of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances. For example, a redemption order received before 3:30 p.m. Eastern time would be priced at the NAV calculated at 3:30 p.m. A redemption order that is received after 3:30 p.m. Eastern time but prior to the close of the business day would be priced at the NAV calculated at the close of the business day. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Effective July 21, 2008, the heading for “Determination of Net Asset Value” in the Money Market Funds statement of additional information is deleted and replaced with the following:

DETERMINATION OF NET ASSET VALUE FOR THE PRIME, U.S. GOVERNMENT, TAX-FREE,

INSTITUTIONAL TAX-FREE, AND TREASURY PLUS MONEY MARKET FUNDS

Effective July 21, 2008, the following heading and paragraphs are added to the “Determination of Net Asset Value” section (to be re-titled “Determination of Net Asset Value For The Prime, U.S. Government, Tax-Free, Institutional Tax-Free, and Treasury Plus Money Market Funds”), in the statement of additional information:

DETERMINATION OF NET ASSET VALUE FOR THE

INSTITUTIONAL PRIME MONEY MARKET FUND

The Fund normally calculates its share prices twice daily, at 3:30 p.m. Eastern time and at the close of each business day, or 4:00 p.m. Eastern time, whichever is earlier, on days that the primary trading markets for the Fund’s portfolio instruments are open. The Fund’s share price is its net asset value per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. The Fund seeks to maintain a stable net asset value of $1.00 per share.

A purchase order for shares is priced at the net asset value next calculated after your order is received in good order by the Fund or its agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. A purchase that is received before 3:30 p.m. Eastern time would be priced at the net asset value calculated at 3:30 p.m. and would be eligible to receive dividends declared on that day. A purchase order that is received after 3:30 p.m. Eastern time but prior to the close of the business day would be priced at the net asset value calculated at the close of the business day and would be eligible to receive dividends declared on the next business day.